Exhibit 99.1

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 1 June 2021 CIM CommercialTrust Corporation NASDAQ: CMCT | TASE: CMCT - L

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 2 Important Disclosures Free Writing Prospectus | CIM Commercial Trust Corporation Filed Pursuant to Rule 433 | Dated June 01, 2021 | Registration Statement No. 333 - 233255 CIM Commercial Trust Corporation (“CMCT”) has filed a registration statement (including a base prospectus) with the Securitie s a nd Exchange Commission (the “SEC”) in respect of the offerings to which this communication relates. Before you invest in the potential rights offeri ng, you should read the preliminary prospectus supplement, dated June 01, 2021 (and, when it becomes available, the final prospectus supplement) and the accompanying base prospectus, dated December 4, 2019. Before you participate in CMCT's offering of Series A Preferred Stock or Series D Preferr ed Stock, you should read the prospectus supplement, dated January 28, 2020, and the accompanying base prospectus, dated December 4, 2019, as supplemented by Supplement No. 5, dated January 29, 2021. Before making any investment in the foregoing offerings, you should read the other documents CMCT has fi led with the SEC for more complete information about CMCT and such offering. You may obtain these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. You may request to receive a prospectus in respect of either of the foregoing offerings by calling toll - free at 1 - 8 66 - 341 - 2653.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 3 Important Disclosures Forward - looking Statements The information set forth herein contains certain "forward - looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), which are intended to be covered by the safe harbors created thereby. Such forward - looking statements include the timing and terms of the rights offering and the future activities and performance of CMCT, and may be identified by the use of forward - looking terminology such as "may," "will," "project," "target," "expect," "intend," "might," "believe," "anticipate," "estimate," "could," "would," "continue," "pursue," "potential," "forecast," "seek," "plan," “opportunity,” or "should" or the negative thereof or other variations or similar words or phrases. Such forward - looking statements also include, among others, statements about CMCT's plans and objectives relating to future growth and availability of funds, and the trading liquidity of CMCT's common stock. Such forward - looking statements are based on particular assumptions that management of CMCT has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. Forward - looking statements are necessarily estimates reflecting the judgment of CMCT's management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward - looking statements. These risks and uncertainties include those associated with (i) the scope, severity and duration of the current pandemic of COVID - 19, and actions taken to contain the pandemic or mitigate its impact, (ii) the adverse effect of COVID - 19 on the financial condition, results of operations, cash flows and performance of CMCT and its tenants and business partners, the real estate market and the global economy and financial markets, among others, (iii) the timing, form, and operational effects of CMCT's development activities, (iv) the ability of CMCT to raise in place rents to existing market rents and to maintain or increase occupancy levels, (v) fluctuations in market rents, including as a result of COVID - 19, and (vi) general economic, market and other conditions. Additional important factors that could cause CMCT's actual results to differ materially from CMCT's expectations are discussed under the section "Risk Factors" in CMCT's Annual Report on Form 10 - K for the year ended December 31, 2020. The forward - looking statements included herein are based on current expectations and there can be no assurance that these expectations will be attained. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond CMCT's control. Although we believe that the assumptions underlying the forward - looking statements are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that the forward - looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the forward - looking statements included herein, the inclusion of such information should not be regarded as a representation by CMCT or any other person that CMCT's objectives and plans will be achieved. Readers are cautioned not to place undue reliance on forward - looking statements. Forward - looking statements speak only as of the date they are made. CMCT does not undertake to update them to reflect changes that occur after the date they are made, except as may be required by applicable law.

Rights Offering Overview[1]: CIM Commercial Trust Corporation (NASDAQ: CMCT; TASE: CMCT-L

CMCT

Current Market Capitalization

- Common Stock Share Price: **$11.98** at the close of market on May 28, 2021 as reported by the NASDAQ Global Market[2]
- Shares Outstanding: **14.8 million**
- Common Equity Market Capitalization: **$177.9 million**

Offering Terms

- 1 non-transferable right per each existing share of Common Stock held as of the record date
- Each right entitles the holder to subscribe for one share of Common Stock[3]
- Stockholders that exercise their rights in full may oversubscribe to purchase additional shares of Common Stock should the offering be undersubscribed[2]
- Subscription price of **$9.25** per share

Key Dates

- Announcement Date**: June 01, 2021**
- Record Date**: June 11, 2021**
- Offering Expiration Date: 4:00 p.m., New York Time, on **June 23, 2021**, unless extended by CMCT
- If you are buying shares to participate in the rights offering, the settlement of your purchase must occur on or prior to June 11, 2021. The settlement date for most stock trades occurs on the **2nd business day after the trade execution date**. Please contact your broker dealer to confirm the timing of settlement of purchase of shares of CMCT common stock
- Offer Closing Date: Within 6 business days of the expiration date

Use of Proceeds

- Value-add improvements to existing properties
- Redeem or repurchase preferred stock
- Execute on accretive acquisition pipeline
- Other general corporate purposes

Insider Participation

- Affiliates of CIM Group, L.P. ("CIM Group") that hold 19.9% shares of Common Stock will fully exercise their rights, and intend to exercise, in whole or in part, their over-subscription privilege

Lock-up

- CMCT has agreed not to issue, and its CEO and certain entities affiliated with CIM Group have agreed not to sell or transfer, any shares of Common Stock for 45 days after the date on which the final prospectus supplement in respect of the rights offering is filed or the record date, whichever occurs first, without first obtaining the written consent of B. Riley Securities, Inc., subject to certain exceptions

Dealer Managers

- U.S.: B. Riley Securities, Inc.
- Israel: Poalim I.B.I. – Underwriting and Issuing Ltd.

1) There can be no assurance that the terms of the potential rights offering will not change or that the potential rights offering will be commenced (however, following the record date for the rights offering, CMCT will have no right to terminate the rights offering). 2) The closing price of CMCT Common Stock on the Tel Aviv Stock Exchange was $12.65 (as converted from 41.31 New Israeli Shekels using the representative exchange rate of 3.2650 ILS/USD on April 19, 2021 as published by the Bank of Israel on its website) on April 19, 2021, the last day on which there was trading of shares of CMCT common stock on the Tel Aviv Stock Exchange prior to the announcement of the rights offering. 3) The right to subscribe for shares of Common Stock in the rights offering is subject to ownership limitations set forth in the charter of CMCT and, with respect to the over-subscription privilege, proration. No fractional shares will be issued in the rights offering.

Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33.

www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

4

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 5 CIM Commercial Trust CMCT is an owner and operator of primarily Class A and creative office assets in vibrant and improving metropolitan communities. NASDAQ: CMCT | TASE: CMCT - L Managed by CIM Group, L.P. (“CIM” or “CIM Group”) — owner/operator of $29.2 billion of real assets 1 with a track record of generating attractive risk - adjusted returns and outperformance » Nine office properties: 1.3 million rentable SF » One hotel: 503 rooms » Two ancillary properties 2 » Lending division subsidiary originates loans primarily to select service hotels through SBA 7(a) Guaranteed Loan Program 1) As of December 31, 2021. See "Important Information" on page 35. 2) As of March 31, 2021

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 6 Key Investment Highlights Track Record of Strong Risk - Adjusted Returns Significant total return opportunity led by a leading real estate owner/operator with a track record of strong risk - adjusted returns Alignment of Interests CIM Group owns ~19.9% 1 of CMCT common stock and intends to fully exercise rights and may oversubscribe for additional shares FFO Growth Expect capital raise to increase FFO per share through 1) unlocking of value in existing portfolio and 2) attractive acquisitions Same Store Growth Opportunity Existing high - quality Class A and creative office portfolio has significant same store growth potential Acquisition Opportunities Attractive acquisition opportunities – utilize proprietary deal flow and in - house resources to target 12% - 16% gross IRRs 2 Unique Capital Structure Allows CMCT to execute on value - add, redevelopment and select development opportunities while minimizing risks for common stockholders 1) Includes affiliates of CIM Group. As of May 7, 2021. 2) See page 17.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 7 Track Record of Generating Attractive Risk - Adjusted Returns CMCT stockholders generated a 15.7% IRR over the five - year period ending December 31, 2020, excluding dividend reinvestment 1 » The predecessor to CMCT (CIM Group’s Fund IV) generated 1 st quartile performance as a 2005 vintage private fund 3 Tender Offer ~ 10% of outstanding shares of Common Stock at an offer price ~ 15% above the then - market price (2016) Special Dividends Five special dividends totaling $52.32 per share Acquisitions, Investments in Portfolio and Originated Loans $850 million Past performance is no guarantee of future results. 1) Source: S&P Global. IRR calculation excludes dividend reinvestment. 2 ) S ource: S&P Global. Includes dividend reinvestment. 3) Source: Preqin. Based on net multiple of invested capital as of December 31, 2013; CMCT went public in 1Q’2014. 5 Year Annualized Return (ending 12/31/20) 2 1 Year Annualized Return (ending 12/31/20) 2 Active Portfolio Management Since Going Public in 2014 Dispositions $2.3 billion Capital Raising Issued $390+ million of preferred stock since its first issuance in 2017

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 8 Access to Resources of CIM’s Vertically Integrated Platform CMCT Management David Thompson Principal, CEO of CMCT Nate DeBacker CFO Investments CIM Group has 9 corporate offices worldwide and 1,000+ team members $29.2 billion of Assets under management 1 ; Led more than $60 billion of projects since 1994 CIM Group Real Property - Related Services Onsite Property Management 362 team members Leasing and Construction Management 45 team members Development 98 team members Hospitality Services 13 team members Shaul Kuba Co - Founder Richard Ressler Co - Founder Avi Shemesh Co - Founder 3 Principals 9 Associate Vice Presidents / Associates Employee counts as of 12 / 31 / 20 . 1 ) As of 12 / 31 / 2020 . See Important Information on page 35 . 28 Associate Vice Presidents / Associates 43 Managing Directors / Vice Presidents Portfolio Oversight 1 Principal 10 Managing Directors / Vice Presidents

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 9 CIM Group: Community Based Investment Approach CIM Group pre - qualifies specific transitional and thriving communities through a bottom - up, research - driven approval process prior to making any real estate or infrastructure investments on behalf of its funds and partners 135 Qualified Communities, Capital Deployed in 75 835+ Assets Across the Americas CIM Qualified Communities Net - Lease Assets Please note, changes in global, national, regional or local economic, demographic or capital market conditions (including as a r esult of the outbreak of the novel strain of coronavirus   (“COVID - 19”) that began in the fourth quarter of 2019) can have a significant negative impact on real assets. Past performance is no gua rantee of future results. Data as of 12/31/20. Real Estate Office 52 Assets 12.7mm SF Retail 46 Assets 6.2mm SF Industrial 7 Assets 2.7mm SF Multifamily 86 Assets 20.1mm SF Hospitality 8 Assets 2.8mm SF Infrastructure Digital (Data Centers) 146 MW 1.5M SF Waste/Water 500,000 Acre/Feet of Water Storage 7,900+ Tons of Waste Transport/ Social 8,740+ Parking Spaces Renewables 3+ GW Credit Real Asset Lending 55+ Assets 12.1mm SF Net - Lease 637+ Assets 26.2mm SF

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 10 Expect Capital Raise to Increase FFO Per Share Los Angeles » Tech, media and entertainment driving demand in market with high barriers - to - entry/supply constraints » Significant lease - up opportunity – 9460 Wilshire Boulevard Trophy office and retail asset in Beverly Hills; 64.5% leased due to expirations and termination during 2020 and 2021 – 4750 Wilshire Boulevard 21.6% leased office asset located in Park Mile Los Angeles; marketing for commercial while simultaneously pursuing entitlements that would allow for partial conversion to multifamily Same Store Growth Opportunities Austin » Compelling growth market experiencing outsized population, employment, and office rent growth » Significant NOI growth opportunity through lease up, increasing rents to market and expansion potential – 3601 South Congress (Penn Field) Lease up: 80.1% leased due to ~ 43,000 SF vacate in 4Q’20 (lease rate was well below market); 16,000 SF already backfilled Increasing rents to market: In place rents of $43.97 versus $47.22 1 market Select development: Evaluating expansion of campus - recent ~ 44,000 SF office expansion was fully leased in December 2020 generating an 11% 2 return on cost Sacramento (Sheraton Grand Hotel) » Adjacent Sacramento Convention Center is scheduled to complete its $340 million renovation/expansion project in 2021 » Occupancy increased to 37.7% in April 2021 (from 20% in January 2021) » Evaluating resuming room renovation project to increase ADR and RevPAR 1) Source: CBRE. 2) Based on stabilized net operating income.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 11 Expect Capital Raise to Increase FFO Per Share Attractive Acquisition Opportunities » CIM Group believes commercial real estate will be a significant beneficiary of the post - pandemic recovery » Expect opportunities to acquire attractive assets with high - return business plans that were delayed due to COVID - 19 and could not be commenced due to lack of capital or end of fund life provisions » Access to continuously offered preferred stock allows CMCT to execute on high - return business plans while minimizing risks for common stockholders » CIM Group will look to capitalize on its leading deal sourcing capabilities to expand the portfolio with a mix of: – Stabilized cash flowing core+ assets – Value - add, redevelopment and select development opportunities - leverage CIM Group’s resources to expand or create operational/leasing improvements in order to deliver outsized returns Illustrative Acquisition Return Profiles Target Gross levered IRR of 12% - 16% 1 Core+ 7%+ unlevered IRR Value - Add 9%+ unlevered IRR Select Development 11%+ unlevered IRR Source: Company - provided information. This information is provided for illustrative purposes only to indicate how CMCT assesses an acquisition opportunity and return profile of such acquisition under a range of different assumptions. The returns included on this page are hypothetical returns based on such assumptions, and any ch ange or inaccuracy in those assumptions could materially alter CMCT's actual returns. Please see additional disclaimers in appendix page 35. 1) Target gross levered IRR assumes loan - to - value of 60% (including preferred stock for value - add and development investments) and 3.75% cost of financing on core investments and 7.5% cost of financing on value - add and development investments.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 12 1. Tech, media and entertainment demand driving growth 2. Major content creators such as Netflix, Google, Apple, and Amazon Studios lease 3.1+ million SF of office and production space across West Los Angeles and Hollywood 1 3. High barrier - to - entry/supply constrained given regulatory environment 4. Affluent population base CMCT Los Angeles Office Portfolio Beverly Hills (9460 Wilshire Boulevard) » Severe supply constraints with significant barriers to entry; tenant demand driven by finance and entertainment » Adjacent to the Four Seasons Beverly Wilshire Hotel and Rodeo Drive Park Mile/Hancock Park (4750 Wilshire Boulevard) » Centrally located; attracting tenants priced out by rent increases in nearby Hollywood Culver City (Lindblade Media Center) » A preferred location for tech, entertainment and media tenants; Santa Monica office demand gravitating southeast Brentwood (11600 & 11620 Wilshire Boulevard) » Strong demand from executives who prefer a shorter commute; cost - effective alternative to Santa Monica » One block west of I - 405 freeway; nearby UCLA Medical Center, St. John’s Hospital and Veterans Administration Hospital provide consistent demand for medical office Key Los Angeles Office Themes 1) Source: Los Angeles County Economic Development Corporation (January 2019). 2) As of September 30, 2020. CMCT Assets CIM Assets Same Store Growth Opportunity: Los Angeles CIM Group: 60+ Los Angeles Investments Over 25 Years 2 » CIM Group is headquartered in Los Angeles » CIM Group’s Los Angeles real estate experience: – 10 million+ SF of project experience across opportunistic, value - add and stabilized strategies – Currently owns/manages 25 assets valued at $2.4 billion; including 11 office assets with 2.5 million SF

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 13 Same Store Growth Opportunity: Los Angeles 1) Represents gross monthly base rent per square foot under leases commenced as of March 31, 2021, multiplied by 12. This amo unt reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. 4750 Wilshire Boulevard (Park Mile / Hancock Park ) » 3 - story office building with 431 parking stalls » Marketing building to prospective office tenants while simultaneously evaluating converting unleased space to multifamily » Centrally located in Park Mile / Hancock Park location with both nearby executive housing (Hancock Park) and millennial housing and lifestyle amenities (Hollywood and Miracle Mile) » Short drive time to Hollywood/West Hollywood (10 minutes), Beverly Hills/Culver City/Downtown LA (20 minutes) and Santa Monica (30 minutes) » CIM Group leased ~ 30,000 square feet in 2Q’19 for an annualized rent of ~ $48 1 per square foot representing a 73% lease spread from prior lease (4750 Wilshire is adjacent to CIM Group’s headquarters) 9460 Wilshire Boulevard (Beverly Hills) » 9 - story office building with 235 parking stalls » Located at the corner of Wilshire Boulevard and Beverly Drive, one of the most prominent locations in Los Angeles in the prestigious Golden Triangle of Beverly Hills » Adjacent to the Four Seasons Beverly Wilshire Hotel and Rodeo Drive » Existing zoning generally limits new development to 3 stories » ~ 58% of building leased until 2026 - 2029 » Union Bank is largest tenant (office and retail) » Active efforts to lease up street retail and remaining small suites Sub - Market Rentable SF Occupancy Beverly Hills 97,035 64.5% Sub - Market Rentable SF Occupancy Mid - Wilshire 140,332 21.6%

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 14 Compelling Growth Market Same Store Growth Opportunity: Austin 1. Diverse Employment Sources – government, education and tech 2. Austin is home to many large U.S. corporations including Amazon, Facebook, Apple, Cisco, eBay, GM, Google, IBM, Intel, Oracle, Paypal, 3M and Whole Foods 3. Sustained, rapid market office rent growth – Five year increase of 23% (2015 - 2020) 1 1. Population growth – Ten year historical growth rate of 2.8% (versus 0.6% in the U.S.) 1 – Five year forecast growth rate of 2.1% (versus 0.5% in the U.S.) 1 1. Employment growth – Ten year historical growth rate of 3.34% (versus 0.92% in the U.S.) 1 1. No state income tax 1) Source: CoStar March 2021 Office Market Report. 2) As of March 31, 2021. 3) Represents gross monthly base rent per square foo t under leases commenced as of March 31, 2021, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized ex pense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail. CMCT Assets CIM Assets CIM Group: Austin Experience » 2 million+ SF of project experience across opportunistic, value - add and stabilized strategies » CIM currently owns/manages 9 assets valued at over $650 million; including 8 office assets with over 1.3 million SF

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 15 3601 S. Congress Avenue – Lease - up, Increasing Rents To Market & Potential Phase II Expansion » 80.1% leased; ~43,000 SF vacate in 4Q’20 (lease rate was well below market); 16,000 SF already backfilled » Continue to see strong leasing interest on available space » In - place rents of $43.97 1 versus market rents of $47.22 2 » Evaluating expansion of campus – similar size as 44,000 SF expansion that was fully leased through 2029 in December 2020 1021 E. 7th Street — Acquired in Q4 2020 » Approximately 11,000 SF office building located in East Austin; 100% leased until 2023 » Located on main thoroughfare between central business district and East Austin » Highly desirable location for office space; numerous food and dining options within close proximity » Potential to develop creative office building at expiration of existing lease term Same Store Growth Opportunity: Austin Data as of March 31, 2021. 1) Represents gross monthly base rent per square foot under leases commenced as of March 31, 2021, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail. 2) Source: CoStar March 2021 Office Market Report. Property Sub - Market Rentable SF Leased Comments 3601 S. Congress Ave. South Austin 227,585 80.1% ~43,000 SF tenant vacated in 4Q’20; ~16,000 backfilled 1021 E. 7 th Street East Austin 11,180 100% Potential to develop Class A office

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 16 Same Store Growth Opportunity: Sheraton Grand 2021 Completion of Expansion/Renovation of Adjacent Sacramento Convention Center » $340 million renovation/expansion of the Sacramento Convention Center (convention in closed for expansion in summer 2019) » Adds new meeting rooms and exhibit halls » Scheduled to be complete throughout 2021 (opening in phases with first phase expected to open in 2Q’21) » Part of a larger project (C3) that also renovates adjacent auditorium and theater Evaluating Room Renovation » Suspended ~ $26.3 million renovation of existing hotel to drive average daily rate ($2.9 million spent as of March 31, 2021) » Evaluating reducing scope of renovation and restarting process (the vast majority of the redevelopment was suspended due to COVID - 19) Sacramento Convention Center CMCT Assets CIM Assets Sheraton Grand Hotel Performance As of and for the years ended December 31, 2018 2019 2020 Occupancy 80.1% 78.2% 32.3% Avg. Rate 1 $161.95 $162.54 $144.36 RevPAR 2 $129.73 $127.09 $46.60 Net Income (Loss) (in millions) 3 $1.1 $345.5 $(15.0) NOI (in millions) 4 $13.5 $12.3 ($0.8) 1) Represents average daily rate. It is calculated as trailing 12 - month room revenue divided by the number of rooms occupied. 2) Represents revenue per available room. It is calculated as trailing 12 - month room revenue divided by the number of available rooms. 3) Represents total net income (loss) for CMCT. 4) Represents net operating income for the hotel segment. See page 34 for a reconciliation of hotel NOI to the most directly comparable GAAP financial measure.

Attractive Acquisition Opportunities

CMCT

Opportunity: CIM Group believes commercial real estate will be a significant beneficiary of the post pandemic recovery

Expect opportunities to acquire attractive assets with high-return business plans that were not commenced due to COVID-19 due to lack of capital or end of fund life provisions

- These opportunities can be sourced through non-affiliated vehicles or CIM Group's funds nearing end of fund life
- Currently $650 billion of equity commitments to private real estate funds where more than 90% of capital has been called, representing over a 25% increase from pre-Covid levels[1]

Illustrative Acquisition Profiles – Target 12%-16% Gross Levered IRRs[2]

Core+

- Cash flowing assets in submarkets where we expect outsized rent growth or capital appreciation
- Assets that can be efficiently financed to mitigate risk and maximize cash flow in order to support growth

Core+ Acquisition Criteria		
Asset Type	Markets	Target Return Profile
Office, Multifamily, Retail, Parking, Mixed Use	Major U.S. MSAs	7% unlevered IRR

Value-Add, Redevelopment, and Select Development

- Identify operational or leasing improvements
- Acquire cash flowing assets with near term expansion opportunities utilizing excess land/development rights acquired at a low or nominal basis
- Scalable expansion opportunities

High Growth Assets Acquisition Criteria		
Asset Type	Markets	Target Return Profile
Office, Multifamily, Retail, Parking, Mixed Use, Hotel	Major U.S. MSAs	9% IRR - 11% unlevered IRR

Source: Company-provided information. This information is provided for illustrative purposes only to indicate how CMCT assesses an acquisition opportunity and return profile of such acquisition under a range of different assumptions. The returns included on this page are hypothetical returns based on such assumptions, and any change or inaccuracy in those assumptions could materially alter CMCT's actual returns. Please see additional disclaimers in appendix page 35. 1) Source: Preqin. 2) Target gross levered IRR assumes loan-to-value of 60% (including preferred stock) and 3.75% cost of financing on core investments and 7.5% cost of financing on value-add and development investments.

Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33.

www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC

17

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 18 Accretive Expansion Opportunity Case Study: 3601 S. Congress, Penn Field, Austin Overview » In December 2018, CMCT approved a plan to construct a $15 million office building on its Penn Field office campus » ~ 44,000 SF, two - story building add - on to pre - existing 183,885 SF office complex » In December 2020, CMCT fully leased the new building to a single tenant through 2029 » Currently evaluating similarly sized expansion of campus Attractive Attributes of Property & Project » Penn Field has scalable expansion opportunities; opportunity to generate returns for CMCT stockholders while managing risk » Nominal land basis; underwrote original acquisition with knowledge of expansion opportunities; however, expansion was not factored into required return hurdles » CIM Group has significant institutional knowledge of Austin market and asset Result 2 » Expected return on cost at stabilization of 11% exceeded 8% target » Implies an unlevered IRR of 21% - 28%. » Implies a multiple capital of 1.7x - 2.2x 3601 South Congress Expansion 1. Source: CoStar, Oxford Economics. Accessed January 16, 2020. 2. Based on a market capitalization rate of 6% and 5%, respe cti vely, of stabilized net operating income. Past performance is no guarantee of future results. $15M 21% - 28% 2 Development Unlevered IRR 11% 2 ~1.7x - 2.2x 2 Return on Cost Multiple of Invested Capital

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 19 Capital Structure Designed To Enhance Returns and Mitigate Risk See debt and preferred stock footnotes under Important Information on slide 33 . Debt & Preferred Summary (March 31, 2021) 1 Debt Maturity Schedule (March 31, 2021) 1 | in millions Fixed Debt vs. Floating Debt (March 31, 2021) 1 Mortgage Payable Interest structure (fixed/variable etc.) Interest Rate Maturity/Ex piration Date Loan balance (in millions) 1 Kaiser Plaza Fixed 4.14% 7/1/2026 $ 97.1 Total Mortgage Payable $ 97.1 Other Debt SBA 7(a) Loan - Backed Notes 2 Variable LIBOR + 1.40% 3/20/2043 $ 12.9 Borrowed Funds from the Federal Reserve through the PPPLF 3 Fixed 0.35% Various 3 18.1 Total Other Debt $ 31.0 Corporate Debt 2018 Revolving Credit Facility 4 Variable LIBOR + 2.05% 4 10/31/2022 $ 171.5 2020 Unsecured Revolving Credit Facility 5 Fixed 1.00% 5/1/2022 — Junior Subordinated Notes Variable LIBOR + 3.25% 3/30/2035 27.1 Total Corporate Debt $ 198.6 Total Debt $ 326.7 Preferred Stock Interest structure (fixed/variable etc.) Coupon Maturity/Ex piration Date Outstanding (in millions) Series A Fixed 5.50% N/A $ 167.2 6 Series D Fixed 5.65% N/A 0.6 7 Series L Fixed 5.50% N/A 152.8 8 Total Preferred Stock $ 320.6 Total Debt + Preferred Stock $ 647.3 Excluding SBA 7(a) Loan Backed Notes Including SBA 7(a) Loan Backed Notes

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 20 Rights Offering Pro - forma: Estimated Net Asset Value (As of March 31, 2021) ($ in millions, except for shares and per share amounts) (Unaudited) 1. See page 37 for reconciliations to the most directly comparable GAAP financial measures. 2. Assumes the rights offering is fully subscribed and proceeds are initially used to repay debt. Does not reflect deployment of pr oceeds for the intended purposes. 3. Fair value is based in part on third party appraisals of the Company’s investments in real estate and the assets of its lendi ng segment as of March 31, 2021. While management of the Company believes that values presented fairly reflect current market conditions, such values are subjective and are based on assumpti ons , judgments and estimates that are dependent upon market conditions that are subject to change without notice and, therefore, may prove to be inaccurate. Such inaccuracies may have a ma terial impact on our overall asset valuation. The value of each asset will ultimately be determined by the timing of, and market conditions that exist upon, the disposition of each asset. 4. Represents outstanding mortgage debt, junior subordinated notes, SBA 7(a) loan - backed notes, and borrowings on our revolving cre dit facility, at face value. Excludes secured borrowings on government guaranteed loans, which are included in other liabilities, cash and other assets. 5. Outstanding Preferred Stock represents total Series A shares outstanding as of March 31, 2021 of 6,824,553, less redemptions of 136,476 shares, multiplied by the stated value of $25.00 per share, total Series D shares outstanding as of March 31, 2021 of 23,190 multiplied by the stated value of $25.00 per share, a nd total Series L shares outstanding as of March 31, 2021 of 5,387,160 multiplied by the stated value of $28.37 per share. Gross proceeds are not net of commissions, fees, allocated costs or disco unt as applicable. Estimated Net Asset Value 1 Pro - forma Adjustments 2 Pro - forma after completion of the rights offering Investments in real estate - at fair value 3 $ 867.1 $ — $ 867.1 Loans receivable - at fair value 3 86.4 — 86.4 Cash 34.6 — 34.6 Other Assets 25.6 — 25.6 Less: Other liabilities and noncontrolling interests 38.6 — 38.6 Debt 4 326.7 (132.7) 194.0 Preferred Stock 5 320.6 — 320.6 Estimated Net Asset Value attributable to common stockholders $ 327.8 $ 132.7 $ 460.5 Capital Structure: Debt 4 33% 20 % Preferred Equity 5 33% 33 % Common Equity 34% 47 % Please note, the changes in global, national, regional or local economic, demographic or capital market conditions (including as a result of the outbreak of COVID - 19) can have a significant negative impact on net asset value.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 21 CIM Commercial Trust: Key Investment Highlights Track Record of Strong Risk - Adjusted Returns Significant total return opportunity led by a leading real estate owner/operator with a track record of strong risk - adjusted returns Alignment of Interests CIM Group owns ~19.9% 1 of CMCT common stock and intends to fully exercise rights and may oversubscribe for additional shares FFO Growth Expect capital raise to increase FFO per share through 1) unlocking of value in existing portfolio and 2) attractive acquisitions Same Store Growth Opportunity Existing high - quality Class A and creative office portfolio has significant same store growth potential Acquisition Opportunities Attractive acquisition opportunities – utilize proprietary deal flow and in - house resources to target 12% - 16% gross IRRs 2 Unique Capital Structure Allows CMCT to execute on value - add, redevelopment and select development opportunities while minimizing risks for common stockholders 1) Includes affiliates of CIM Group. As of May 7, 2021. 2) See page 17.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 29. CIM Group Overview

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 23 CIM Group Overview $29.2B Assets Owned & Operated Projects span multiple real estate sectors and incorporate equity investment strategies across the risk - return spectrum including core, value - add, opportunistic and ground - up development approaches. CIM seeks to create value in real estate assets through re - positioning, re - leasing, active management, operational expertise, development or a combination of these methods. Real Estate | $18.9B Infrastructure | $2.4B CIM’s infrastructure program is focused on investments in renewable energy, digital infrastructure, water and waste management, transportation and social infrastructure projects that support the long - term sustainable growth of urban communities across North America. CIM seeks to create value in infrastructure assets through development, expansion, upgrades, active management and operational expertise. Credit | $7.9B Net - lease real estate occupied by credit tenants and commercial real estate debt where CIM leverages its experience as an owner, operator and developer to inform lending assumptions. Data as of 12/31/20. 1) Corporate offices named in orange on map. Affiliated offices typically have smaller, dedicated resour ces (i.e., Distribution). Sydney office is through a placement agent. 2) See definitions on Page 35 to include Assets Owned and Operated. Community - Focused Platforms $29.2B Assets Owned and Operated 1994 Established Diverse Team of In - House Professionals Commitment to Community Disciplined Approach Competitive Advantages 835+ Real Assets Owned & Operated 1,000+ Employees 9 Corporate Offices Worldwide Headquartered in Los Angeles Phoenix Dallas Atlanta Chicago New York Washington D.C. Area Tokyo Corporate & Affiliated Offices 1 Orlando 2

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 24 CIM Group: Creating Value. Enhancing Communities. Past performance is no guarantee of future results. 1) Off - market percentage based on invested equity across all CIM investments. 2) CIM and its affiliated entities as a borrower. 3) Includes opportunistic funds CIM III, VIII, and IX, stabilized funds CIM IV, CIM VI, and CUII, and infrastructure funds CIM V and Infra II. Leverage ra tio is defined as debt over total assets at fair value. Debt represents the outstanding principal amount for loans associated with the property or Fund, not taking into consideration any unamortized loan costs or mar k - to - market change in the valuation of the loan. As of 12/31/20. Through the execution of transformative projects over 25+ years, CIM Group has established a track record of creating value for stakeholders while making a positive difference in communities. Team Community Discipline Trusted Partner Experience 1,000+ employees in a vertically integrated team 135 “Qualified Communities” across the Americas with capital deployed in 75 CIM has never defaulted on a loan or given a property back to a lender 2 170+ global institutional investors and $ 29.2B   of assets owned and operated 25+ years of experience as an owner, operator, lender and developer » Core in - house capabilities include acquisition, credit analysis, development, finance, leasing, onsite property management and distribution » Expertise across the capital stack and in multiple markets, asset classes and strategies » Extensive experience sourcing, executing and restructuring deals and delivering creative solutions » Distinctive community qualification process with local expertise in each Qualified Community » Proprietary deal sourcing through local relationships, partners and stakeholders resulting in 70% of investments sourced off - market 1 » Invests at least $100 million in each community, using broad real asset expertise to tailor projects to the community’s needs » Reliance on sound business plan execution, not financial engineering » Disciplined approach to positioning assets for long - term success, including rigorous underwriting and credit analysis processes, conservative leverage and controlled capital deployment » CIM Group’s opportunistic, stabilized and infrastructure strategies average 43.1%, 25.7% and 24.1% leverage ratios, 2 respectively » Seasoned partner with strong, long - standing relationships with industry owners, operators, developers and institutional investors » Long - standing, deep and broad relationships with more than 50 of the largest banking and lending groups in North America » Capability to handle complicated projects and structures » Led more than $60 billion of projects — with approximately $30 billion realized — across three primary asset classes » Holistic, sector agnostic approach helps position each project for success and serves as a critical component of our ability to enhance communities and create value » Successfully navigated diverse market cycles » Completed landmark projects in cities across   the Americas

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 25 CIM Group: Established Track Record For more than 25 years, CIM has demonstrated the ability to realize strong investment - level returns across various market cycles. Real Estate 12.8% Total Realized Investment - Level Returns Since Inception Infrastructure 25.4% Total Realized Investment - Level Returns Since Inception Credit 15.5% Total Realized Investment - Level Returns Since Inception 12.9% Total Realized Investment - Level Returns Since Inception 1 Does not include CIM’s public, non - listed offerings. Past performance is no guarantee of future results. 1) Investment - Level gross returns represent the performance of an investment in a fund based on the equity contributed to the in vestment by the fund and distributed to the fund from the investment, provided that generally, (a) distributions resulting from debt proceeds or third pa rty capital used to replace equity contributions are applied as a reduction in contributions and, accordingly, are not treated as distributions; (b) any fund - level debt is allocated to the investments and as sumed to be investment - level debt, the significant effects of which are as follows: (i) equity contributed is reduced by the amount of assumed debt and (ii) equity distributed is reduced by the amount of repayment s o n such debt; (c) temporary (working capital) contributions may be treated as a reduction of total contributions in the period the capital is returned to the fund and (d) certain amounts re - contributed from t he fund to an investment are deemed to be reductions in prior distributions rather than additional contributions; the effects of (a) – (d) are to reduce the amount of distributions and contributions. Deposits and oth er preclosing cash outflows are generally assumed to be contributed to the investment at closing. Returns are calculated after taking into account investment - level costs, but before taking into account fund - level c osts and expenses, organizational expenses, management fees, carried interest distributions payable to CIM or taxes, the effect of which is expected to be material. Please note, changes in global, national, regional or local economic, demographic or capital market conditions (including as a result of the outbreak of the novel strain of coronavirus (“COVID - 19”) that began in the fourth quarter of 2019) can have a significant negative impact on real assets. Data as of 12/31/20. See definitions on Page 35.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 26 CIM Group: Commitment to ESG Sustainable & Environmental Initiatives » For more than 25 years, CIM has developed and operated sustainable infrastructure needed to support growing communities. Key projects include renewable energy, water storage and waste - to - value initiatives. » CIM is a member of the Principles for Responsible Investment (PRI), a GRESB assessment participant and a partner in the EPA’s Energy Star® program, with several LEED certified buildings. Additionally, CIM uses Energy Star® consumption tracking at more than 100 properties. » CIM’s water storage solution improves water supply sustainability, while its waste - to - value solution produces an alternative to petroleum - based products, cuts carbon emission and frees up landfills. ESG Committee » Comprised of leaders from across the organization, CIM’s ESG committee supports and elevates CIM’s sustainability efforts. The committee authored CIM’s formal ESG policy, which details the organization’s continued commitment to incorporate ESG best practices into each new project and ongoing. CIMpact » CIMpact coordinates grassroots initiatives and partners with regional and national non - profit organizations to further CIM’s positive impact in communities. » Through CIMpact, we support and encourage corporate and employee - led voluntary community service activities on both local and national levels. Diversity, Equity & Inclusion Council » Through employee education and reporting, as well as community outreach, the Diversity & Inclusion Council plays a crucial role in CIM’s effort to encourage employees to honor and celebrate diversity in relationships with each other and all those we serve. CIM is committed to incorporating Environmental, Social and Governance (ESG) criteria into our business strategies and day - to - day operations while supporting our tenants, employees and communities in these initiatives. Diversity & Inclusion Council

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 29. CMCT CIM Commercial Trust Corporation Overview

CMCT History

CMCT

Transition from Private Fund to High-Quality Public REIT

February 2005 – June 2006
CIM Group formed CIM REIT with 24 private institutional investors

March 2014
CIM REIT completed its merger with PMC Commercial Trust, a publicly traded mortgage REIT

November 2015 – December 2016
Sold commercial mortgage loan portfolio, commercial real estate lending subsidiary, and three properties for a combined gross sales price of $217 million

June 2016
$210 million tender offer for CMCT common stock (approximately 3.3 million shares @ $63 per share)[2]

September 2016 – December 2017
$966 million repurchase of CMCT common stock (approximately 14.6 million shares @ $66 per share)[1,2]

March 2017 – December 2017
Completed sale of 12 properties for a combined sales price of $1,093 million

October 2018
Announced Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock[3]

March 2019 – July 2019
Completed sale of 10 properties for a combined gross sales price of $991 million

August 2019 – September 2019
Paid $613 million special dividend ($42.00[2] per share) to common stockholders
Effectuated 1:3 Reverse Stock Split on the ex-dividend date (September 3, 2019)

1) Shares were repurchased in three privately negotiated transactions indirectly from CIM Urban REIT. In connection with these share repurchases, CMCT paid special cash dividends totaling $6.5 million that allowed the common stockholders that did not participate in the repurchases to receive the economic benefit of such repurchases. Special cash dividends are not included in the above amount. 2) Amounts have been adjusted to give retroactive effect to the Reverse Stock Split. 3) The Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock (the "Program") was intended to monetize stabilized assets to unlock embedded value in CMCT's portfolio that had been created since 2006. The Program included (i) the sale of 10 properties during 2019 for a combined gross sales price of $991 million, (ii) the payment of a special dividend of $42.00 per share of common stock on August 30, 2019, and (iii) the liquidation of CIM REIT, a CIM-operated vehicle and former indirect principal shareholder of CMCT.

Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33.

www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC 28

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 29 Office: Location Sub - Market Rentable Square Feet ("SF") % Occupied % Leased Annualized Rent Per Occupied SF 1 Oakland, CA 1 Kaiser Plaza Lake Merritt 537,811 88.7% 88.7% $ 47.23 San Francisco, CA 1130 Howard Street South of Market 21,194 100.0% 100.0% 83.66 Los Angeles, CA 11620 Wilshire Boulevard West Los Angeles 196,229 87.7% 88.4% 48.33 4750 Wilshire Boulevard Mid - Wilshire 140,332 21.6% 21.6% 48.00 9460 Wilshire Boulevard Beverly Hills 97,035 64.5% 64.5% 104.61 11600 Wilshire Boulevard West Los Angeles 56,880 88.5% 88.5% 55.70 Lindblade Media Center West Los Angeles 32,428 100.0% 100.0% 59.55 Austin, TX 3601 S Congress Avenue South 227,585 80.1% 80.1% 43.97 1021 E 7th Street East 11,180 100.0% 100.0% 49.37 TOTAL 1,320,674 78.7% 78.8% $ 51.88 Hotel: Location Sub - Market # of Rooms % Occupied 2 RevPAR 3 Sacramento, CA Sheraton Grand Hotel Downtown/Midtown 503 29.8% $ 34.60 Ancilliary: Location Sub - Market Rentable SF (Retail) % Occupied (Retail) Annualized Rent (Parking + Retail) (in thousands) 1 Sacramento, CA Sheraton Grand Hotel Parking Garage & Retail Downtown/Midtown 9,453 100% $ 2,982 Oakland, CA 2 Kaiser Plaza Lake Merritt — — % — Growth - Focused Portfolio (As of March 31, 2021) High Quality Class A & Creative Office Portfolio 1) Represents gross monthly base rent, as of March 31, 2021, multiplied by 12. The amount reflects total cash rent before aba tem ents. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. 2) Represents trailing twelve - month occupancy as of March 31, 2021, calculated a s the number of occupied rooms divided by the number of available rooms. 3) Represents trailing twelve - month RevPAR as of March 31, 2021, calculated as room revenue divided by the number of available room s. 4) Represents gross monthly contractual rent under parking and retail leases commenced as of March 31, 2021, multiplied by 12. This amount reflects total cash rent before abatements. Where applic abl e, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Geographic Diversification 1 Annualized Rent by Location (Excludes Hotel and Ancillary Properties)

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 30 Key Metrics 1) Represents gross monthly base rent, as of March 31, 2021, multiplied by 12. This amount reflects total cash rent before ab ate ments. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to r eta il. 2) Prior to February 28, 2023, the tenant may terminate up to 140,000 square feet of space in the aggregate (of which no more than 100,000 rentable square feet may be terminated with respect to the rent abl e square feet expiring in 2027) in exchange for a termination penalty. From and after February 28, 2023, with respect to the rentable square feet expiring in 2025, and February 28, 2025, with respect to re nta ble square feet expiring in 2027, the tenant has the right to terminate all or any portion of its lease with CMCT, effective as of any date specified by the tenant in a written notice given to CMCT at least 1 5 m onths prior to the termination, in each case in exchange for a termination penalty, the amount of which is dependent on a variety of factors, including but not limited to the date of the termination notice, the am oun t of the square feet to be terminated and the location within the building of the space to be terminated. 3) Includes 14,968 square feet of month - to - month leases, as of March 31, 2021. Lease Expirations as a % of Annualized Office Rent (As of March 31, 2021) 1 Top Five Tenants (As of March 31, 2021) Tenant Property Lease Expiration Annualized Rent (in thousands) 1 % of Annualized Rent Rentable Square Feet % of Rentable Square Feet Kaiser Foundation Health Plan, Inc. 1 Kaiser Plaza 2025 - 2027 2 $ 16,685 30.9% 366,777 27.8 % MUFG Union Bank, N.A. 9460 Wilshire Boulevard 2029 3,642 6.8% 27,569 2.1 % F45 Training Holdings, Inc. 3601 S Congres Avenue 2030 2,279 4.2% 44,171 3.3% 3 Arts Entertainment, Inc. 9460 Wilshire Boulevard 2026 2,241 4.2% 27,112 2.1 % Westwood One, Inc. Lindblade Media Center 2025 1,931 3.6% 32,428 2.5 % Total for Top Five Tenants 26,778 49.7% 498,057 37.8 % All Other Tenants 27,154 50.3% 541,460 41.0 % Vacant — — % 281,157 21.2 % Total Office $ 53,932 100.0% 1,320,674 100.0% 3

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 31 Preferred Stock Program » Target capital structure of 40% common equity, 60% debt and preferred equity based on fair value » Access to continuously offered preferred stock allows CMCT to enhance returns by executing on high return business plans while minimizing risks for common stockholders Series A, D and L » Perpetual Preferred Stock (Series A and L: 5.5% coupon; Series D: 5.65% coupon) » Series A&D is continuously offered – bi - monthly issuance » CMCT and investor option to call/redeem five years from issuance at stated value, plus accrued and unpaid dividends 1 » Redemption payable in cash or CMCT common stock, at election of CMCT 2 1) With respect to the Series A and Series D Preferred Stock, shares can be redeemed at the option of the holder during the f irs t five years following the issuance date, subject to a redemption fee as a % of stated value of: 10% in years one and two, 8% in year three, 5% in year four, and 3% in year five. CMCT or the holder may red eem without a fee after the fifth anniversary of the date of issuance. Series A redemptions during the first year following the date of issuance must be paid in cash. 2) With respect to the Series L Prefe rre d Stock, as a general matter, shares can only be redeemed from and after the fifth anniversary of the date of original issuance. 3) Represents gross proceeds from issuances through March 31, 2021, calculated as the number of shares issued net of redemptions, and, with respect to the Series L Preferred Stock, net of 2019 repurchases, multiplied by the stated value per share; proceeds are not net of commissions, fees , a llocated costs or discount, as applicable. Includes Series A preferred stock issued to CIM Group in lieu of cash payment of the asset management fee. 4) As of March 31, 2021. 5) Common equity based on fair v alu e. Debt and preferred equity based on their respective stated value. Capital Structure Designed To Enhance Returns and Mitigate Risk Historical Preferred Stock Issuance 3 (in millions) Target Capital Structure 5 4

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 32 Alignment of Interests CIM Group Commitment to CMCT Insiders 1 own ~19.9% of CMCT common stock 2 1) Includes affiliates of CIM Group. 2) Based on 14,847,742 shares of CMCT common stock outstanding as of May 6, 2021. 3) For mo re information, see the amendment dated May 11, 2020 to CMCT’s Master Services Agreement, a copy of which is incorporated by reference as an exhibit to CMCT's Form 10 - K filed on March 16, 2021. Management and Corporate Governance CMCT’s Board includes CIM Group’s three co - founders (Richard Ressler, Avi Shemesh, and Shaul Kuba) Strong Market Knowledge and Sourcing CMCT benefits from CIM Group’s identification of Qualified Communities, sourcing capabilities and access to resources of vertically integrated platform Management Agreement/Master Services Agreement Fees » Tiered asset management fee based on fair value of real properties and associated assets of CMCT – Quarterly fee assessed as a percentage of assets: • <$500 million = 0.2500% • $500 million - $1,000 million = 0.2375% • $1,000 million - $1,500 million = 0.2250% • $1,500 million - $4,000 million = 0.2125% • $4,000 million - $20,000 million = 0.1000% » Plus reimbursement of shared services at cost (accounting, tax, reporting, etc.) » Permanently eliminated ~$1.1 million annual base service fee starting in 2Q20 and replaced with an incentive fee. – Incentive fee is 15% of CMCT’s quarterly core funds from operations in excess of a quarterly threshold equal to 1.75% (i.e., 7% on an annualized basis) of CMCT’s average adjusted common stockholders’ equity 3 – CMCT does not anticipate paying an incentive fee through 2021. » Perpetual term

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 29. 33 Important Information - Debt and Preferred Summary 1. Excludes: (a) $8.5 million of secured borrowings – government guaranteed loans, which represent sold loans that are treated as secured borrowing because the loan sales did not meet the derecognition criteria provided for in ASC 860 - 30, Secured Borrowing and Collateral, and (b) premiums, discounts and debt issuance costs. 2. In May 2018, we completed a securitization of the unguaranteed portion of certain of our SBA 7(a) loans receivable with the issuance of $38.2 million of unguaranteed SBA 7(a) loan - backed notes. The SBA 7(a) loan - backed notes are collateralized by the right to receive payments and other recoveries attributable to the unguaranteed portions of certain of our SBA 7(a) loans receivable. The notes mature on March 20, 2043, with monthly payments due as payments on the collateralized loans are received. Based on the anticipated repayments of our collateralized SBA 7(a) loans, at issuance, we estimated the weighted average life of the notes to be approximately two years. 3. In June 2020, CMCT borrowed funds from the Federal Reserve through the Paycheck Protection Program Liquidity Facility (the “PPPLF”). Advances under the PPPLF carry an interest rate of 0.35%, are made on a dollar - for - dollar basis based on the amount of loans originated under the Paycheck Protection Program and are secured by loans made by CMCT under the Paycheck Protection Program. The maturity date of PPPLF borrowings is the same as the maturity date of the loans pledged to secure the extension of credit, generally two or five years. At maturity, both principal and accrued interest are due. 4. In October 2018, CMCT entered into a secured revolving credit facility with a bank syndicate that, as amended, allows CMCT to borrow up to $209.5 million, subject to a borrowing base calculation (the “2018 revolving credit facility”). In September 2020, the 2018 revolving credit facility was amended (the “2018 Credit Facility Modification”) to remedy the effect that COVID - 19 had on CMCT’s ability to borrow under the 2018 revolving credit facility during the period from September 2, 2020 through June 30, 2021 (the “Deferral Period”). The 2018 revolving credit facility bears interest (i) during the Deferral Period at (A) the base rate plus 1.05% or (B) LIBOR plus 2.05% and (ii) after the Deferral Period, at (A) the base rate plus 0.55% or (B) LIBOR plus 1.55%. The 2018 revolving credit facility is also subject to an unused commitment fee of 0.15% or 0.25% depending on the amount of aggregate unused commitments. The 2018 revolving credit facility is secured by deeds of trust on certain of our properties. During the Deferral Period, CMCT's borrowing capacity is subject to a $15.0 million reserve, which may be reduced by certain capital expenditures made in respect of the properties securing the 2018 revolving credit facility, and the requirement that we maintain a minimum balance of “liquid assets” of $15.0 million, which are defined as (1) unencumbered cash and cash equivalents and (2) up to $5.0 million unfunded availability under the 2018 revolving credit facility. The 2018 revolving credit facility matures in October 2022 and provides for one one - year extension option under certain conditions. As of March 31, 2021, $23.0 million was available for future borrowings. 5. In May 2020, to further enhance its liquidity position and maintain financial flexibility, CMCT entered into an unsecured revolving credit facility with a bank (the "2020 unsecured revolving credit facility") pursuant to which CMCT can borrow up to a maximum of $10,000,000. Outstanding advances under the 2020 unsecured revolving credit facility bear interest at the rate of 1.00%. CMCT also pays a revolving credit facility fee of 1.12% with each advance under the 2020 unsecured revolving credit facility, which fee is subject to a cap of $112,000 in the aggregate. The 2020 unsecured revolving credit facility contains certain customary covenants including a maximum leverage ratio and a minimum fixed charge coverage ratio, as well as certain other conditions. The 2020 unsecured revolving credit facility matures in May 2022. 6. Outstanding Series A Preferred Stock represents total shares issued as of March 31, 2021 of 6,824,553, less redemptions of 136,476 shares, multiplied by the stated value of $25.00 per share. Includes shares issued to CIM Group in lieu of cash payment of the asset management fee. Gross proceeds are not net of commissions, fees, allocated costs or discount. 7. Outstanding Series D Preferred Stock represents total shares issued as of March 31, 2021 of 23,190 multiplied by the stated value of $25.00 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount. 8. Outstanding Series L Preferred Stock represents total shares outstanding as of March 31, 2021 of 5,387,160, multiplied by the stated value of $28.37 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 29. 34 Important Information - NOI Reconciliation For the years ended December 31, 2020 2019 2018 Hotel net operating income $ (809) $ 12,324 $ 13,494 Office net operating income 31,493 49,789 90,807 Lending net operating income 1,957 5,138 5,156 Total segment net operating income 32,641 67,251 109,457 Interest and other income 104 3,329 — Asset management and other fees to related parties (9,793) (13,121) (18,959) Expense reimbursements to related parties - corporate (2,243) (2,800) (3,047) Interest expense (10,547) (10,361) (25,482) General and administrative (4,212) (4,069) (4,928) Transaction costs — (574) (938) Depreciation and amortization (21,406) (27,374) (53,228) Loss on extinguishment of debt (281) (29,982) (808) Impairment of real estate — (69,000) — Gain on sale of real estate — 433,104 — Provision for income taxes 722 (882) (925) Net (loss) income $ (15,015) $ 345,521 $ 1,142 Reconciliation of Net Operating Income (unaudited and in thousands)

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 29. 35 Important Information Assets Owned and Operated (AOO) represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM contributes alongside for its own account) and co - investors, whether or not CIM has discretion, in each case without duplication. Report Date is defined to mean as of December 31, 2020. Book Value for each investment generally represents the investment’s book value as reflected in the applicable fund’s unaudited financial statements as of the Report Date prepared in accordance with U.S. generally accepted accounting principles on a fair value basis. These book values generally represent the asset’s third - party appraised value as of the Report Date, but in the case of CIM’s Cole Net - Lease Asset strategy, book values generally represent undepreciated cost (as reflected in SEC - filed financial statements). Investment - Level Returns represent the performance of an investment in a fund based on the equity contributed to the investment by the fund and distributed to the fund from the investment, provided that generally, (a) distributions resulting from debt proceeds or third party capital used to replace equity contributions are applied as a reduction in contributions and, accordingly, are not treated as distributions; (b) any fund - level debt is allocated to the investments and assumed to be investment - level debt, the significant effects of which are as follows: (i) equity contributed is reduced by the amount of assumed debt and (ii) equity distributed is reduced by the amount of repayments on such debt; (c) temporary (working capital) contributions may be treated as a reduction of total contributions in the period the capital is returned to the fund and (d) certain amounts re - contributed from the fund to an investment are deemed to be reductions in prior distributions rather than additional contributions; the effects of (a) – (d) are to reduce the amount of distributions and contributions. Deposits and other pre - closing cash outflows are generally assumed to be contributed to the investment at closing. Returns are calculated after taking into account investment - level costs, but before taking into account fund - level costs and expenses, organizational expenses, management fees, carried interest distributions payable to CIM or taxes, the effect of which is expected to be material. Net Asset Value (NAV) represents the distributable amount based on a “hypothetical liquidation” assuming that on the date of determination that: (i) investments are sold at their Book Values; (ii) debts are paid and other assets are collected; and (iii) appropriate adjustments and/or allocations between equity partners are made in accordance with applicable documents, as determined in accordance with applicable accounting guidance. DISCLAIMERS. The results that an investor will realize will depend, to a significant degree, on the assets actually purchased by CMCT from time to time and the actual performance of such assets, which may be impacted by economic and market factors, including COVID - 19. The actual performance of CMCT will be subject to a variety of risks and uncertainties, including those on slide 2. In no circumstance should the hypothetical returns be regarded as a representation, warranty or prediction that a specific investment or group of investments will reflect any particular performance or that it will achieve or is likely to achieve any particular result or that investors will be able to avoid losses, including total loss of their investments. Inherent in any investment is the potential for loss. There can be no assurance that CMCT will achieve comparable results, that the returns sought will be achieved or that CMCT will be able to execute its proposed strategy. Actual realized returns on investments may differ materially from any return indicated herein.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 33. 36 Rights Offering Pro - forma: Undepreciated Book Value (As of March 31, 2021) ($ in millions, except for shares and per share amounts) (Unaudited) 1. See page 38 for reconciliations to the most directly comparable GAAP financial measures. 2. Assumes the rights offering is fully subscribed and proceeds are initially used to repay debt. Does not reflect deployment of pr oceeds for the intended purposes. 3. Includes restricted cash, accounts receivable, net, deferred rent receivable and charges, net, other intangible assets, net a nd loan servicing asset, net and other assets. 4. Includes accounts payable and accrued expenses, intangible liabilities, net, due to related parties, other liabilities, and n onc ontrolling interests. 5. Represents debt, net, as presented on CMCT's balance sheet in its Quarterly Report on Form 10 - Q for the quarter ended March 31, 2021. 6. Represents Series A redeemable preferred stock, Series D redeemable preferred stock, and Series L redeemable preferred stock fro m CMCT's balance sheet in its Quarterly Report on Form 10 - Q for the quarter ended March 31, 2021. Estimated Book Value (Undepreciated Cost Basis) 1 Pro - forma Adjustments 2 Pro - forma after completion of the rights offering Investments in real estate, net $ 502.1 $ — $ 502.1 Plus: accumulated depreciation 134.9 — 134.9 Investments in real estate - undepreciated cost 637.0 — 637.0 Loans receivable 84.4 — 84.4 Cash 34.6 — 34.6 Other Assets 3 64.7 — 64.7 Less: Other liabilities and noncontrolling interests 4 30.7 — 30.7 Debt 5 331.8 (132.7) 199.1 Preferred Stock 6 315.9 — 315.9 Estimated Book Value (Undepreciated cost basis) attributable to common stockholders $ 142.3 $ 132.7 $ 275.0 Capital Structure: Debt 3 42% 25 % Preferred Equity 4 40% 40 % Common Equity 18% 35 % Please note, the changes in global, national, regional or local economic, demographic or capital market conditions (including as a result of the outbreak of COVID - 19) can have a significant negative impact on net asset value.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 29. 37 Reconciliation - Estimated Net Asset Value (As of March 31, 2021) ($ in millions, except for shares and per share amounts) (Unaudited) 1. Fair value is based in part on third party appraisals of the Company’s investments in real estate and the assets of its lendi ng segment (including the lending segment's loan servicing assets and intangible trade name asset, all of which are included in other assets in the table above) as of March 31, 2021. While manage men t of the Company believes that values presented fairly reflect current market conditions, such values are subjective and are based on assumptions, judgments and estimates that are dependen t u pon market conditions that are subject to change without notice and, therefore, may prove to be inaccurate. Such inaccuracies may have a material impact on our overall asset valuatio n. The value of each asset will ultimately be determined by the timing of, and market conditions that exist upon, the disposition of each asset. Additionally, the fair value adjustment allocated t o t he Company's noncontrollling interest represents such noncontrolling interest's share of the total fair value adjustment for those assets which it has ownership interest in. 2. For estimated net asset value, capitalized leasing incentives and leasing costs are included within investments in real estat e a nd not amortized. In addition, for acquired real estate assets, there is no allocation of purchase price to lease intangible assets and liabilities on an estimated net asset value basis. 3. Includes restricted cash, accounts receivable, net, deferred rent receivable and charges, net, other intangible assets, net a nd loan servicing asset, net and other assets. 4. For estimated net asset value, other deferred costs, deferred rent are eliminated. Additionally, capitalized leasing incentiv es and leasing costs, net are eliminated from other assets as these are recorded in investments in real estate and not amortized and acquired lease intangible assets and liabilities, net are elimin ate d from other assets as there is no allocation of purchase price to such intangible assets and liabilities on an estimated net asset value basis. 5. Includes accounts payable and accrued expenses, intangible liabilities, net, due to related parties, other liabilities, and n onc ontrolling interests. 6. For estimated net asset value, acquired lease intangible liabilities, net are written off and secured borrowings on governmen t g uaranteed loans are reclassified from debt to other liabilities. 7. For estimated net asset value, deferred loan costs, net and discounts and premiums on debt, net are written off and secured b orr owings on government guaranteed loans are reclassified from debt to other liabilities. 8. For estimated net asset value, outstanding Preferred Stock represents total Series A shares outstanding as of March 31, 2021 of 6,824,553, less redemptions of 136,476 shares, multiplied by the stated value of $25.00 per share, total Series D shares outstanding as of March 31, 2021 of 23,190 multiplied by the stated v alu e of $25.00 per share, and total Series L shares outstanding as of March 31, 2021 of 5,387,160 multiplied by the stated value of $28.37 per share. Gross proceeds are not net of commissions, fe es, allocated costs or discount as applicable. Estimated Net Asset Value Fair Value Adjustments 1 Depreciation Other Adjustments Reported Values (GAAP Basis) Investments in real estate $ 867.1 $ (130.6) $ (134.9) $ (99.5) 2 $ 502.1 Loans receivable 86.4 (2.0) — — 84.4 Cash 34.6 — — — 34.6 Other Assets 3 25.6 (1.3) — 40.4 4 64.7 Less: Other liabilities and noncontrolling interests 5 38.6 (0.2) — (7.7) 6 30.7 Debt 326.7 — — 5.1 7 331.8 Preferred Stock 320.6 — — (4.7) 8 315.9 Estimated Net Asset Value attributable to common stockholders $ 327.8 $ (133.7) $ (134.9) $ (51.8) $ 7.4 Capital Structure: Debt 33% 51 % Preferred Equity 33% 48 % Common Equity 34% 1%

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION www.cimcommercial.com | ©2021 CMCT | CMCT CIM Commercial Trust Corporation | Series A and Series D Preferred Stock offering distributed by affiliate broker - dealer: CCO Capital, LLC, member: FINRA / SIPC Note: All pages of the Presentation must be viewed in conjunction with the Important Disclosures starting on page 29. 38 Reconciliation - Undepreciated Book Value (As of March 31, 2021) ($ in millions, except for shares and per share amounts) (Unaudited) Estimated Book Value (Undepreciated Cost Basis) Depreciation Reported Values (GAAP Basis) Investments in real estate $ 637.0 $ (134.9) 502.1 Loans receivable 84.4 — 84.4 Cash 34.6 — 34.6 Other Assets 1 64.7 — 64.7 Less: Other liabilities and noncontrolling interests 2 30.7 — 30.7 Debt 3 331.8 — 331.8 Preferred Stock 4 315.9 — 315.9 Estimated Book Value attributable to common stockholders $ 142.3 $ (134.9) $ 7.4 Capital Structure: Debt 42% 51 % Preferred Equity 40% 48 % Common Equity 18% 1% 1. Includes restricted cash, accounts receivable, net, deferred rent receivable and charges, net, other intangible assets, net a nd loan servicing asset, net and other assets. 2. Includes accounts payable and accrued expenses, intangible liabilities, net, due to related parties, other liabilities, and n onc ontrolling interests. 3. Represents debt, net, as presented on CMCT's balance sheet in its Quarterly Report on Form 10 - Q for the quarter ended March 31, 2021. 4. Represents Series A redeemable preferred stock, Series D redeemable preferred stock, and Series L redeemable preferred stock fro m CMCT's balance sheet in its Quarterly Report on Form 10 - Q for the quarter ended March 31, 2021.